Exhibit 32.1

DIRECT INSITE CORP.

CERTIFICATION OF PERIODIC REPORT

I, Matthew E. Oakes, President and Chief Executive Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2015	By:	/s/ Matthew E. Oakes
Matthew E. Oakes
Chairman and Chief Executive Officer
(Principal Executive Officer)